UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ROCK CREEK PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROCK CREEK PHARMACEUTICALS, INC.

2040 Whitfield Ave.

Suite 300

Sarasota, Florida 34243

July 11, 2016

Dear Fellow Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend the 2016 Annual Meeting of the Stockholders of Rock Creek Pharmaceuticals, Inc., to be held at the Hyatt Place - Sarasota/Bradenton Airport, 950 University Parkway, Sarasota, Florida 34234, on Friday, August 12, 2016, at 11:00 A.M., Eastern Time. If you are unable to attend the Annual Meeting, you will be able to view and listen to the Annual Meeting via the internet. We will broadcast the Annual Meeting as a live webcast at www.virtualshareholdermeeting.com/RCPI2016. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials. We encourage you to review these matters as described in the accompanying proxy statement.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Accordingly, we would appreciate your submitting your proxy as promptly as possible. You may vote via the Internet, or by telephone, as instructed on the accompanying proxy, or you may submit your vote (your proxy card) by mail. We encourage you to vote via the Internet or by telephone. These methods are convenient and save us significant postage and processing charges. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

Sincerely,

/s/ Michael J. Mullan
Michael J. Mullan
Chairman of the Board of Directors and
Chief Executive Officer

ROCK CREEK PHARMACEUTICALS, INC.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

 TO BE HELD ON FRIDAY, AUGUST 12, 2016

To the Stockholders of Rock Creek Pharmaceuticals, Inc.:

Notice is hereby given that the annual meeting of stockholders of Rock Creek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at the Hyatt Place - Sarasota/Bradenton Airport, 950 University Parkway, Sarasota, Florida 34234, on Friday, August 12, 2016, at 11:00 A.M., Eastern Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are:

1.	A proposal to elect three directors to the Company’s Board of Directors for one-year terms;

2.	A proposal to approve an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio within the range of one-for-fifty (1:50) to one-for-two hundred (1:200), as determined by the Board of Directors;

3.	A proposal to approve the Company’s 2016 Omnibus Incentive Plan;

4.	A proposal to ratify the appointment of Cherry Bekaert LLP, as the Company’s independent auditor to audit the Company’s 2016 financial statements;

5.	A proposal to approve an advisory resolution on executive compensation; and

6.	Any other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The foregoing matters are described in more detail in the accompanying proxy statement. In addition, financial and other information about the Company is contained in the accompanying Annual Report to Stockholders for the year ended December 31, 2015.

If you are unable to attend the Annual Meeting, you will be able to view and listen to the Annual Meeting via the internet. We will broadcast the Annual Meeting as a live webcast at www.virtualshareholdermeeting.com/RCPI2016.

The Board of Directors has fixed the close of business on July 6, 2016 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Consequently, only stockholders of record at the close of business on July 6, 2016 will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting in person, we would appreciate your submitting your proxy as promptly as possible. You may vote via the Internet, or by telephone, as instructed on the accompanying proxy, or you may submit your vote (your proxy card) by mail. We encourage you to vote via the Internet or by telephone. These methods are convenient and save us significant postage and processing charges. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

FOR ADMISSION TO THE MEETING, ALL STOCKHOLDERS SHOULD COME TO THE STOCKHOLDER CHECK-IN TABLE. THOSE WHO OWN SHARES IN THEIR OWN NAMES SHOULD PROVIDE IDENTIFICATION AND HAVE THEIR OWNERSHIP VERIFIED AGAINST THE LIST OF REGISTERED STOCKHOLDERS AS OF THE RECORD DATE. THOSE WHO HAVE BENEFICIAL OWNERSHIP OF STOCK THROUGH A BANK OR BROKER MUST BRING ACCOUNT STATEMENTS OR LETTERS FROM THEIR BANKS OR BROKERS INDICATING THAT THEY OWNED ROCK CREEK PHARMACEUTICALS COMMON STOCK AS OF JULY 6, 2016. IN ORDER TO VOTE AT THE ANNUAL MEETING, BENEFICIAL OWNERS OF STOCK MUST BRING LEGAL PROXIES, WHICH THEY CAN OBTAIN ONLY FROM THEIR BROKERS OR BANKS.

By Order of the Board of Directors,

/s/ William L. McMahon
William L. McMahon
Secretary
Sarasota, Florida

July 11, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 12, 2016:

To access our Proxy Statement and our 2015 Annual Report, please visit www.proxyvote.com.

ROCK CREEK PHARMACEUTICALS, INC.

2040 WHITFIELD AVE.

SUITE 300

SARASOTA, FLORIDA 34243

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 12, 2016

This proxy statement (“Proxy Statement”) and the proxy card and notice of annual meeting are provided on behalf of the Board of Directors of Rock Creek Pharmaceuticals, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held at the Hyatt Place - Sarasota/Bradenton Airport, 950 University Parkway, Sarasota, Florida 34234, on Friday, August 12, 2016, at 11:00 A.M., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”). “We,” “our,” “us,” “the Company,” “our Company” and “Rock Creek” each refer to Rock Creek Pharmaceuticals, Inc. and its consolidated subsidiaries. The mailing address of our principal executive office is 2040 Whitfield Ave., Suite 300, Sarasota, Florida 34243. The Proxy Statement, the proxy card and the notice of Annual Meeting are first being made available to stockholders on or about July 22, 2016, to holders of record as of July 6, 2016 of our common stock, par value $0.0001 per share, or “common stock.” The solicitation of proxies related to this Proxy Statement is made by and on behalf of our Board of Directors.

If you are unable to attend the Annual Meeting, you will be able to view and listen to the Annual Meeting via the internet. We will broadcast the Annual Meeting as a live webcast at www.virtualshareholdermeeting.com/RCPI2016 .

Matters to be Considered at the Annual Meeting

At the Annual Meeting, our stockholders of record on July 6, 2016 will be asked to vote upon the following:

1.	A proposal to elect three directors to the Company’s Board of Directors for one-year terms;

2.	A proposal to approve an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio within the range of one-for-fifty (1:50) to one-for-two hundred (1:200), as determined by the Board of Directors;

3.	A proposal to approve the Company’s 2016 Omnibus Incentive Plan;

4.	A proposal to ratify the appointment of Cherry Bekaert LLP, as the Company’s independent auditor to audit the Company’s 2016 financial statements;

5.	A proposal to approve an advisory resolution on executive compensation; and

6.	Any other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

As of the date hereof, management has no knowledge of any other business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth above.

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VOTING SECURITIES

Record Date; Outstanding Shares; Shares Entitled to Vote

Our Board of Directors has fixed the close of business on July 6, 2016 as the record date, or “Record Date,” for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 170,444,758 shares of common stock issued and outstanding and approximately 116 stockholders of record. We have no other class of voting securities outstanding.

Stockholders of record on the Record Date will be entitled to one vote per share of common stock on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Quorum and Vote Required

The presence, in person or by duly executed proxy, of a majority of the issued and outstanding stock of the Company entitled to vote at the Annual Meeting shall constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

If a quorum is present, (1) the members of the Board of Directors must be elected by a plurality of votes properly cast at the Annual Meeting; (2) the proposal to approve an amendment to our Tenth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding common stock must be approved by the affirmative vote of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting; (3) the proposals to (a) approve the Company’s 2016 Omnibus Incentive Plan; (b) the ratification of the appointment of Cherry Bekaert LLP as our independent auditor; and (c) such other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting, must be approved by the affirmative vote of a majority of the votes properly cast with respect to such proposals at the Annual Meeting; and (4) with respect to the proposal to approve the advisory resolution on executive compensation, the proposal will be approved if the majority of votes cast are in favor of the proposal. While the advisory vote on executive compensation (Proposal 5) is non-binding, our Board of Directors and Compensation Committee, as applicable, will carefully consider the outcome of the vote on this proposal when considering future matters related to executive compensation.

Voting; Proxies; Revocation

Shares of our common stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

If a proxy is duly executed and submitted without instructions, the shares of common stock represented by that proxy will be voted “FOR”:

1.	The proposal to elect three directors to the Company’s Board of Directors for one-year terms;

2.	The proposal to approve an amendment (in the extent it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio within the range of one-for-fifty (1:50) to one-for-two hundred (1:200), as determined by the Board of Directors;

3.	The proposal to approve the Company’s 2016 Omnibus Incentive Plan;

4.	The proposal to ratify the appointment of Cherry Bekaert LLP, as the Company’s independent auditor to audit the Company’s 2016 financial statements; and

5.	The proposal to approve an advisory resolution on executive compensation.

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If other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

The person who executes a proxy may revoke it at, or before, the Annual Meeting by: (A) delivering to our Secretary a written notice of revocation of a previously delivered proxy bearing a later date than the proxy; (B) duly executing, dating and delivering to our Secretary a subsequent proxy; or (C) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Rock Creek Pharmaceuticals, Inc., 2040 Whitfield Ave., Suite 300, Sarasota, Florida 34243, Attn: Corporate Secretary. If your shares of common stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.

Abstentions and Broker Non-Votes

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed votes cast “For” or “Against” a given proposal, and therefore, are not included in the tabulation of the voting results. As such, abstentions, withheld votes, and broker non-votes do not affect the voting results with respect to the election of directors or the issues requiring the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the approval of any items requiring the affirmative vote of the holders of a majority or greater of our outstanding common stock present and entitled to vote at the Annual Meeting.

Proxy Solicitation

We are soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding common stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of our Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

Business; Adjournments

We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

If a quorum is not present at our Annual Meeting, the Annual Meeting may be adjourned or postponed until a quorum is present by the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting. Any business may be transacted at the adjourned meeting that might have been transacted at the Annual Meeting originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Three directors (all of whom are current directors) have been nominated for election at the Annual Meeting to serve until the next annual meeting of stockholders or until their respective successors are elected or appointed or until their earlier removal or resignation.

Nominees for election to the Board of Directors shall be elected by a plurality of votes properly cast at the Annual Meeting. Our Board of Directors has no reason to believe that the director nominees listed below will be unable or decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors.

The Board of Directors recommends that you vote “FOR” all of the nominees listed below.

Nominees for Election at the Annual Meeting

Set forth below are the names of and biographical information pertaining to each person nominated for election to our Board of Directors.

Lee M. Canaan, age 59. Ms. Canaan has served as a member of our Board of Directors since August 1, 2014. Ms. Canaan has been a portfolio manager at Braeburn Capital Partners, LLC, a private investment fund, since September 2003. During her time with Braeburn Capital Partners, Ms. Canaan founded and established the fund’s investment management business. In addition, Ms. Canaan served as the Corporate Development Partner of Quantum Ventures of Michigan, LLC, a private equity firm, from September 2011 to November 2012. Prior to founding Braeburn, Ms. Canaan was on the high yield bond investment team at AIM Management, part of the Invesco family of investment management services. Ms. Canaan began her financial career as an analyst and investment manager in the corporate treasury operations of ARCO, a Fortune 100 oil and gas company acquired by BP in 2000. Prior to that, she was a geophysicist for AMOCO Production Company.  Ms. Canaan received an MBA in Finance from The Wharton School at the University of Pennsylvania, a Masters in Geophysics from the University of Texas at Austin, and a BS in Geological Sciences from the University of Southern California. She currently holds the Chartered Financial Analyst (CFA) designation.

Ms. Canaan is on the board of Panhandle Oil and Gas (NYSE: PHX), where she serves on the Governance and Nominating (chairman) and Audit committees.  She also served as a director of Equal Energy Ltd. (NYSE: EQU) and was a member of the Audit and the Reserves committees from May 2013 until the company was sold in July 2014.  Previous public company board service includes Noble International (NASDAQ:  NOBL) and Oakmont Acquisition Corporation (AMEX: OMAC).

Ms. Canaan understands the history of our Company from the perspective of both a long-time shareholder and professional investment manager. Her extensive experience in the public and private capital markets as well as financial analysis, mergers and acquisitions, and prior public-company board experience provides value to our Company’s Board of Directors in its efforts to finance our pharmaceutical development and evaluate potential partnering or other strategic activities.

Michael John Mullan MBBS(MD), PhD., age 59.  Dr. Mullan has served as a member of our Board of Directors since December 2013. Dr. Mullan was elected as our Chief Executive Officer and Chairman of our Board following the Annual Meeting held on December 27, 2013.  Dr. Mullan is a global leader in medical research and until October 2013 he served as Chief Executive Officer and President of the Roskamp Institute. He currently serves as a consultant to the Roskamp Institute and is CEO of Archer Pharmaceuticals, Inc.

Dr. Mullan brings a highly unique set of skills to our Board as a seasoned executive, physician and clinical researcher. In light of our Company’s focus on the development of pharmaceutical products, Dr. Mullan’s scientific and clinical background is highly appropriate. Further, Dr. Mullan has important experience acting in a leadership position in medical research organizations and is well-known and respected in his field.

Dr. Mullan has co-authored more than 200 articles on an array of medical topics, including novel treatments for central nervous system disorders such as Alzheimer's disease.  Dr. Mullan received his medical degree, MBBS (MD) and PhD in Molecular Genetics from London University.

Robert W. Scannell, age 57. Mr. Scannell has served as a member of our Board of Directors since November 17, 2015. Mr. Scannell is a co-founder and has been a General Partner, since October 2014, of Iaso Advisors, LLC, an investment fund that invests in healthcare assets. Mr. Scannell was the founder and a General Partner, from October 1994 to October 2014, of Tradewinds Investment Management, LP, an investment fund that for the past 20 years has managed numerous funds investing in emerging markets, distressed businesses, and deep-value strategies. Prior to founding Tradewinds, Mr. Scannell spent 8 years in Institutional Sales at Merrill Lynch Capital Markets. He holds a BA and MBA from Penn State University, a JD from Concord Law School, and is a CFA charter holder. He also sits on the boards of Chalkzen, Inc. and Mobiplex, Inc., both of which are privately held technology companies. We believe that Mr. Scannell’s extensive experience with investment and capital raising in the healthcare sector will continue to be a valuable asset to our Board of Directors and stockholders.

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INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors had five members as of December 31, 2015. Two of our Board members, Dr. Sunitha Chundru Samuel, and Scott P. Sensenbrenner, resigned on July 5, 2016 and July 1, 2016, respectfully. Accordingly, our Company currently has three Board members, two of whom were elected at the April 20, 2015 annual meeting, and one, Robert W. Scannell, who was elected by the Board on November 17, 2015.

Our Board of Directors

Our Board of Directors held seventeen meetings during 2015. Each member of the Board attended 100% of the Board meetings and meetings of the committees on which he or she served, with the exception of Mr. Sensenbrenner, who missed one Audit Committee meeting. All directors are expected to attend each meeting of the Board of Directors and the meetings of the committees on which they serve, and are also encouraged to attend the annual meeting of stockholders.

We have established an email address whereby stockholders can communicate directly with members of our Board. Emails sent to – board@rockcreekpharmaceuticals.com, are forwarded by the Company to each Board member.

Director Independence

Although our common stock is no longer listed on the Nasdaq Capital Market, the standards relied upon by our Board of Directors in affirmatively determining whether a director is “independent” are the standards set forth in the Nasdaq Marketplace Rules and the applicable listing requirements thereof. In addition, no director will qualify as independent unless our Board of Directors affirmatively determines that the director has no relationship that may interfere with the director’s exercise of independent judgment.

Our Board, in applying the above-referenced standards, affirmatively determined that the following current and former members of our Board are, or were during their terms on the Board, independent: Lee M. Canaan, Sunitha Chundru Samuel, Robert W. Scannell, and Scott P. Sensenbrenner. It was further determined that Dr. Michael J. Mullan is not independent by virtue of his position as an executive officer of our Company.

As part of the Board of Director’s process in making independence determinations, each director that has been determined to be independent has provided responses to questionnaires confirming that (i) all of the above-cited objective criteria for independence are satisfied and (ii) he or she has no other relationship that could interfere with his or her ability to exercise independent judgment.

Board Leadership Structure

We do not have a policy with regard to whether the offices of Chairman of the Board and Chief Executive Officer may or may not be held by the same individual. Our governing documents permit the Chairman and Chief Executive Officer to be the same or different individuals, which provides the Board of Directors the flexibility to determine whether these roles should be combined or separated based on the Company’s circumstances and needs at any given time. The roles of Chairman and Chief Executive Officer of the Company are currently held by Dr. Michael J. Mullan.

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In October 2015, Ms. Canaan was elected as the Board’s Lead Independent Director.

Risk Oversight

Our Board is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through the standing committees of the Board, each of which is responsible for overseeing and managing the risks associated with its particular area of responsibility.

The Committees of the Board of Directors

The standing committees of our Board of Directors are the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The discussion below relates to the members of these committees during 2015 and as of the date hereof, and activities of these committees during 2015.

The Audit Committee. The Audit Committee is currently comprised of Ms. Canaan and Mr. Scannell and it included Mr. Sensenbrenner until his resignation in July, 2016, all of whom are independent under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market, Inc. The Board of Directors has determined that Ms. Lee M. Canaan, who is the Chairman of the Audit Committee, also qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC.

The Audit Committee met four times during 2015. The Audit Committee and our Board of Directors have adopted a charter for the Audit Committee setting forth the structure, powers and responsibilities of the Audit Committee. A copy of the current Audit Committee charter can be found on our website rockcreekpharmaceuticals.com.

Pursuant to the charter, the Audit Committee is comprised of at least three members appointed by our Board of Directors, each of whom satisfies the requirements of financial literacy. However, if at any time there is a vacancy on the Committee and the remaining committee Members met all membership requirements, then the Committee may consist of two Committee Members until a replacement can be appointed. The Audit Committee of our Board determined Ms. Canaan is, an “audit committee financial expert,” as that term is defined under the Securities Exchange Act of 1934, as amended, or “Exchange Act.” Under its charter, the responsibilities of the Audit Committee include:

•	annually selecting and reviewing with our Board of Directors the selection of our Company’s independent auditors;

•	reviewing and discussing with management significant accounting matters;

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•	approving our audited financial statements to be included in our Company’s Annual Report on Form 10-K; and

•	pre-approving all audit and non-audit services and fees associated with our independent auditors.

The Compensation Committee. The Compensation Committee is currently comprised of Ms. Canaan and Mr. Scannell, and it included Mr. McDonnell until his resignation in April, 2015, Mr. Sensenbrenner until his resignation in July, 2016 and Dr. Samuel, until her resignation in July, 2016, all of whom are independent under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market, Inc. The Compensation Committee met three times during 2015.

The Compensation Committee and our Board of Directors have adopted a charter for the Compensation Committee setting forth the structure, powers and responsibilities of the Compensation Committee. A copy of the current Compensation Committee may be found on our corporate website rockcreekpharmaceuticals.com.

The Compensation Committee is responsible for:

•	recommending to the Board of Directors salaries, bonuses and other forms of compensation for our executive officers, including without limitation, stock options, restricted shares and other forms of equity compensation;

•	considering and adopting changes in our compensation structure as applicable to all nonexecutive officer employees, including, but not limited to, salaries and benefits;

•	recommending changes in director and officer indemnification;

•	performing such duties and exercising such authority as may be assigned to a committee of the Board of Directors, under the terms of our equity incentive and bonus plans; and

•	performing such other duties and exercising such other authority as may be assigned from time to time to the Compensation Committee by our Board of Directors.

The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently comprised of Ms. Canaan and Mr. Scannell, and it included Mr. Sensenbrenner until his resignation in July, 2016, and Mr. McDonnell until his resignation in April, 2015, all of whom are independent under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market, Inc. Mr. Scannell is the Chairman of the committee. The Nominating and Corporate Governance Committee met in conjunction with a Board meeting twice, and once independently, in 2015.

Our Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee, setting forth the structure, powers and responsibilities of the Nominating and Corporate Governance Committee. A copy of the current Nominating and Corporate Governance Committee charter can be found on our website, rockcreekpharmacetuicals.com

The Nominating and Corporate Governance Committee has the authority to nominate persons to stand for election to our Board of Directors. The Nominating and Corporate Governance Committee may consider the following criteria, as well as any other factors the Committee deems appropriate, in recommending candidates for election to our Board of Directors: (i) personal and professional integrity; (ii) business judgment; (iii) experience in management and in our industry; (iv) experience as a board member of another publicly held company; and (v) academic expertise in an area of our Company’s operations.

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The Nominating and Corporate Governance Committee may consider current members of our Board for re-election unless they have notified our Board that they do not wish to stand for re-election. The Nominating and Corporate Governance Committee may also consider candidates for our Board recommended by current members of our Board or members of management. In addition, the Nominating and Corporate Governance Committee will consider stockholder recommendations for nominees for director, although there are no formal procedures for stockholders to nominate persons to serve as directors. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders in the same manner as it would consider any other nominees. If the Nominating and Corporate Governance Committee determines that a stockholder-recommended candidate is suitable for Board membership, it may include the candidate in the pool of candidates under consideration for nomination upon the occurrence of the next Board vacancy or in connection with the next annual meeting of our stockholders. Once the Nominating and Corporate Governance Committee has identified prospective nominees, it will solicit background information on the candidates and then interview and evaluate the candidates. The Nominating and Corporate Governance Committee will then report to the Board.

Board of Directors Compensation

In compensating directors, our Company has sought to use a combination of payments for participation in director and committee meetings, initial anniversary stock option grants and periodic stock option grants. The combination of payments for meeting attendance and stock option grants is intended to motivate and align the interests of the directors with those of our Company. Also, we have sought to use the combination of payments to directors for attendance at meetings and stock option grants to attract directors who have particular skills and expertise that would complement our Company’s mission, particularly in the areas of finance, new product development, medical research, and other health-related areas.

During the fiscal year ending December 31, 2015, each of our Company’s independent directors, as so classified by our Board of Directors as described above, or the “Independent Directors,” was granted a stock option to purchase up to 2,000 shares of our common stock on the date such Independent Director was first elected to the Board of Directors (if first elected in 2015), vesting in equal installments on each of the first two anniversaries of the date of grant. As an annual retainer, each Independent Director additionally received a stock option to purchase up to 2,000 shares of our common stock granted on each anniversary of such Independent Director’s initial election to the Board of Directors, exercisable immediately.

On March 30, 2016, the Board of Directors (the “Board”) of Rock Creek Pharmaceuticals, Inc. (the “Company”) adopted the Rock Creek Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). Pursuant to the 2016 Plan, on March 30, 2016, the Board awarded to each non-employee director of the Company an option to purchase 48,000 shares of Company common stock at an exercise price of $1.12 per share. Such options will expire 10 years from the date of grant unless they terminate earlier upon a termination of service. The options granted to Lee Canaan and Scott Sensenbrenner were immediately vested, and the options granted to Dr. Sunitha Chundru Samuel and Robert Scannell will vest 50% on the first anniversary of their appointments to the Board and 50% on the second anniversary of their appointments to the Board. Dr. Samuel’s appointment to the Board was on April 20, 2015 (although she resigned in July, 2016), and Mr. Scannell’s appointment to the Board was on November 17, 2015.

Under the 2016 Omnibus Incentive Plan, Independent Directors will be granted options to purchase 50,000 shares of stock on the date of each annual shareholder meeting. Such options will expire 10 years from the date of grant unless they terminate earlier upon a termination of service, and vesting will be determined by the Board at the time of issuance.

Each Independent Director also receives a payment of $4,500 for participation in each meeting of the Board of Directors and any committee meeting attended in person and $3,500 for participation in each meeting of the Board of Directors and any committee meeting attended telephonically, subject to a cap of $6,000 for multiple in-person or telephonic meetings on the same day. Additionally, the chairman of the Audit Committee is to receive a separate fee of $20,000 per year for services in that capacity, although the fee has been waived at times in the past, and the chairman of the Compensation and Corporate Governance Committee is to receive a separate fee of $15,000 per year for services in that capacity.

Directors who are employees of our Company receive compensation in their capacity as employees but do not receive any compensation for Board or committee meetings, nor do they receive the “options package” made available to individuals serving as Independent Directors.

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The following table sets forth, for our Company’s 2015 Independent Directors, certain information regarding fees earned and equity awards granted during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($) (1)	Option Grant Date Fair Value ($) (2)	Total ($)
Lee M. Canaan (3)	84,500	1,900	86,400

Benjamin M. Dent (3)	3,500	-	3,500

Edward J. McDonnell (3)	16,500	-	16,500

Sunitha Chundru Samuel (3)	52,000	2,800	54,800

Robert W. Scannell (3)	3,500	1,300	4,800

Scott P. Sensenbrenner (3)	69,500	1,000	70,500

(1)	This column represents the amount of compensation earned by each 2015 Independent Director during 2015 in the form of cash director fees.

(2)	Amounts represent the grant date fair value of the stock options. For the assumptions used in calculating the value of these awards, see Note 13 to our consolidated financial statements included in Item 15 of the Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	Ms. Canaan was elected to the Board in August, 2014. Mr. Dent resigned from his Board positon effective February 1, 2015 to accept the CFO position with the Company. Mr. Dent resigned as the Company’s CFO effective August 14, 2015. Mr. McDonnell was elected to serve a one year term at our annual stockholder meeting held on November 21, 2014, and resigned from the Board April 2, 2015, and his stock options, which had not yet vested, were terminated on that date. Dr. Sunitha Chundru Samuel resigned from the Board effective July 5, 2016. Mr. Robert W. Scannell was elected to the Board of Directors on November 17, 2015. Mr. Sensenbrenner resigned from the Board effective July 1, 2016.

The following represents the number of options granted to each Independent Director in 2015 and the total number of options held by each such Independent Director as of December 31, 2015.

Name	Options Granted 2015	2015 Vested Options	Option Exercise Price ($)	Option Expiration Date	Total Options Outstanding as of December 31, 2015
Lee M. Canaan (1)	2,000	3,000	1.18	8/1/25	4,000

Edward J. McDonnell (1)	-	-	-	-	-

Sunitha Chundru Samuel (1)	2,000	-	3.00	04/20/25	2,000

Scott P. Sensenbrenner (1)	2,000	3,000	0.72	12/27/25	6,000

Robert W. Scannell (1)	2,000	-	0.91	11/17/25	2,000

(1)	Initial stock options awarded to director’s vest over a two year period, therefore, 1,000 vested on their anniversary dates in 2015. The options vesting in 2015 for Ms. Canaan include 50% of the options from her initial grant in August, 2014 vested in 2015, and her anniversary grant of 2,000 options from August 2015. Mr. McDonnell resigned prior to his anniversary date; accordingly, no options vested and all were forfeited. As of December 31, 2015, none of the options issued to Dr. Samuel vested. The options vesting in 2015 for Mr. Sensenbrenner include 50% of the shares from his initial grant on December 27, 2013 and his anniversary grant of 2,000 shares in 2015. Dr. Samuel and Mr. Sensenbrenner resigned from the board effective July 5, 2016 and July 1, 2016, respectively.

As of December 31, 2015, we were in arrears in paying Board fees to current and prior Board members in the amount of $242,225 for Committee Chair stipends and meetings held since December 2014.

Compensation Committee Interlocks and Insider Participation

Except for Mr. Dent, who served as an executive officer of our Company from February 1, 2015 until his resignation effective August 14, 2015, no director who served on our Compensation Committee during 2015 has served as an officer or employee of our Company at any time. None of our executive officers served during 2015 as a member of the board of directors or as a member of a compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

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SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of December 31, 2015, certain information with respect to the beneficial ownership of our Company’s common stock by each beneficial owner of more than 5% of our Company’s common stock, each director, each named executive officer, and all directors and executive officers of our Company as a group. As of July 6, 2016, there were 170,444,758 shares of our Company’s common stock outstanding.

Name	Shares Beneficially Owned (1)	Percentage Owned (2)
Named Executive Officers
Michael J. Mullan (3)	74,376	*

Directors Who Are Not Named Executive Officers
Lee M. Canaan (4)	65,087	*
Sunitha Chundru Samuel (5)	30,500
Robert W. Scannell (6)	1,297,891	*
Scott P. Sensenbrenner (7)	54,000	*
All Directors and Executive Officers as a Group (5 Persons) (8)	1,521,854	*
Other Beneficial Owners of 5% or More of the Outstanding Common Stock of the Company
None

*	Denotes less than 1% beneficial ownership.

(1)	Beneficial ownership is determined in accordance with rules of the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them. Unless otherwise noted, the address for each of the above stockholders is c/o Rock Creek Pharmaceuticals, Inc., 2040 Whitfield Ave., Suite 300, Sarasota, Florida 34243.

(2)	The “Percentage Owned” calculations are based on the outstanding shares of our common stock as of July 6, 2016.

(3)	Includes 40,000 shares that Dr. Mullan has the right to acquire upon exercise of stock options, on or before the 60th day following July 6, 2016.

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(4)	Includes 51,000 shares that Ms. Canaan has the right to acquire upon exercise of stock options, on or before the 60th day following July 6, 2016. Ms. Canaan owns 3,294 shares directly and 10,793 shares beneficially.

(5)	Number of shares beneficially owned include the right to purchase 25,000 shares if all vested options are exercised on or before the 60th day following July 6, 2016. Includes 5,500 of owned shares of common stock. Does not include Dr. Samuel’s Board of Director unvested portion of stock option grants of 25,000 shares, which vest April 20, 2017. Dr. Samuel resigned from our Board effective July 5, 2016.

(6)	Number of shares beneficially owned include593,629 shares of common stock and 704,262 warrants exercisable on or before the 60th day following July 6, 2016 from warrants. Does not include Mr. Scannell’s Board of Director stock option grant of 2,000 shares, which vest in 1,000 share increments on November 27, 2016 and November 27, 2017.

(7)	Includes 54,000 shares that Mr. Sensenbrenner has the right to acquire upon exercise of stock options, on or before the 60th day following July 6, 2016. Mr. Sensenbrenner resigned from our board effective July 1, 2016.

(8)	Includes 170,000 shares of common stock that the directors and officers have the right to acquire upon the exercise of options, and 704,262 shares of common stock that the directors and officers have the right to acquire upon the exercise of warrants, on or before the 60th day following July 6, 2016.

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Equity Compensation Plan Information

The following table provides certain information, as of December 31, 2015, with respect to our equity compensation plans under which our common stock is authorized for issuance:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Column a) (c)

Equity Compensation Plans Approved by Stockholders	850,600	$45.11	-

As of July 6, 2016, the Company had no available securities remaining under the above plans approved by stockholders as a result of option and share grants made under the plans after December 31, 2013 and as a result of an increase in the number of shares that are potentially issuable to our Company’s Chief Executive Officer under existing contingent performance-based grants. The foregoing table does not reflect the 2016 Omnibus Incentive Plan adopted in March 2016 and option awards made thereafter.

EXECUTIVE OFFICERS

The following table and text set forth the name, age and positions of each of our current executive officers, together with certain biographical information.

Name	Age	Position

Michael J. Mullan, MBBS (MD) PhD	59	Chief Executive Officer

William L. McMahon	63	Chief Financial Officer

Michael John Mullan MBBS(MD), PhD. For biographical information on Michael John Mullan please see “Nominees for Election at the Annual Meeting”.

William L. McMahon. Mr. McMahon served as the Chief Financial Officer for Neptune Minerals, Inc., a company engaged in deep ocean minerals exploration and resource development and continues to serve as Neptune’s Chief Financial Officer on a part-time basis. Mr. McMahon joined Neptune Minerals in January 2012 after serving as an interim CFO while as a partner in Tatum LLC, a firm specializing in interim CFO positions. Prior to Neptune, from January 2011 to January 2012 Mr. McMahon served as a Partner of Tatum LLC, where he was responsible for interim CFO positions for clients of Tatum. From January 2010 to January 2011, Mr. McMahon as an independent contractor providing financial management consulting services to privately held manufacturing clients. During the course of his career, Mr. McMahon has participated in raising equity and debt capital, working with senior lenders and private equity partners. During his 35 plus year career, Mr. McMahon has also served as Chief Financial Officer, Controller and Treasurer for various small to medium size public and private companies. Mr. McMahon has a diverse industry background working in manufacturing, distribution, transportation and logistics, retail and hospitality as well as defense, high tech and wireless communication. Mr. McMahon holds a Bachelor of Science in Accounting degree from DePaul University in Chicago, Illinois.

EXECUTIVE COMPENSATION

The purpose of this Executive Compensation section is to provide material information about the compensation of the following current and former executive offices, who are referred to as our Named Executive Officers or “Named Executives”: Michael John Mullan, MBBS (MD) PhD, our Chairman and Chief Executive Officer, Christopher C. Chapman, our former President, and Benjamin M. Dent, our former CFO.

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Summary Compensation Table

The following table summarizes the compensation paid to the Named Executives during 2014 and 2015, for services rendered in all capacities to our Company and its subsidiaries.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Options ($) (1)	All Other Compensation ($)		Total ($)

Michael J. Mullan	2014	600,000		-	-	73,728	(3)	673,728
Chief Executive Officer	2015	600,000	(2)	-	-	58,987	(3)	658,987

Christopher C. Chapman (4)	2014	300,000		-	-	84,770	(5)	384,770
President	2015	150,000	(6)	-	-	132,617	(7)	207,617

Benjamin M. Dent (8)	2014	-		-	-			-
Chief Financial Officer	2015	96,923				18,085	(9)	115,007

(1)	Amounts represent the grant date fair value of the stock options vested in the respective year. For the assumptions used in calculating the value of these awards, see Note 8 to our consolidated financial statements included in Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)	Includes $133,306 of stock issued in lieu of cash compensation, and $77,226 of deferred cash compensation.

(3)	Represents $18,000 for auto allowance and $55,728 in life and disability insurance for 2014 and $18,000 for auto allowance and $40,987 in life and disability insurance for 2015.

(4)	Dr. Chapman resigned from our Company effective June 30, 2015.

(5)	Represents $18,000 in auto allowance $60,400 in life insurance and disability premiums, $1,200 in club dues, $5,530 in matching contributions by our company under our 401(k) Plan.

(6)	Includes $57,712 cash compensation paid in stock.

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(7)	Represents $75,000 in severance, $9,000 in auto allowance, $40,137 in life insurance and disability premiums, $610 in club membership and $7,870 in matching contributions by our company under our 401(k) Plan.

(8)	Mr. Dent was not employed by the Company in 2014. Mr. Dent resigned from our Board of Directors effective February 1, 2015 to become the CFO of our Company. Mr. Dent resigned as our CFO effective August 14, 2015.

(9)	Represents temporary housing reimbursements made to Mr. Dent.

Employment Agreements

Dr. Mullan

We entered into an executive employment agreement with Dr. Mullan in December 2013, which expired on December 27, 2015. In 2015, the salary of Dr. Mullan was $750,000 pursuant to this employment agreement which included an automatic pay increase of $150,000 effective December 27, 2014. However, in view of the Company’s limited financial resources during the last fiscal quarter of 2014 and continuing to date, Dr. Mullan voluntarily agreed to defer the $150,000 automatic pay increase, as well as the payment of his base salary (of $600,000 per year) until March 29, 2015. On February 20, 2015, our Board of Directors and Compensation Committee approved the payment of such deferred base salary (net of taxes withheld and other legally required withholdings) in shares of Company common stock issued under the Company’s 2008 Incentive Award Plan based on the volume weighted average price of the Company’s shares as of the relevant payment date. Such shares were issued to Dr. Mullan on June 15, 2015. In addition, Dr. Mullan also deferred his base compensation from August 16, 2015 to October 11, 2015 which remains as a payroll obligation as of December 31, 2015. Dr. Mullan and our Compensation Committee have agreed to continue to abide by the expired agreement on a month by month basis in 2016 and Dr. Mullan continues to defer the automatic pay increase of $150,000 per year until a new agreement is executed.

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Our Compensation Committee has determined that certain elements of Dr. Mullan’s employment agreement should be modified to take into account the significant changes that have occurred with respect to the Company since December 2013, as well as the Company’s limited capital resources. In anticipation of the potential modifications and in order to conserve cash resources, in addition to agreeing to temporarily defer his base salary and accept shares in lieu of deferred salary, Dr. Mullan agreed to defer the payment of the automatic pay increase of $150,000 per year, any cash bonuses and performance-based stock awards (and the vesting of his performance-based option awards) to which he may be otherwise entitled under his employment agreement until such time as he and the Compensation Committee have completed discussions regarding the potential amendment or modification of his employment agreement. We anticipate executing a new employment agreement with Dr. Mullan in 2016.

The executive employment agreement with Dr. Mullan contains a severance provision that provides for continued payments of salary and benefits as described below:

Without Cause. Upon a termination without cause, Dr. Mullan shall be entitled to all salary, benefits, bonuses and other compensation that would be due to him had he served out the remainder of the term of his employment agreement. With respect to Dr. Mullan’s equity awards, such awards shall not vest and accelerate, but rather will continue to vest pursuant to the terms of his employment agreement.

Good Reason. Upon a termination for good reason, Dr. Mullan shall be entitled to the same benefits as described above related to a termination without cause.

Change of Control. Upon a termination following a change of control of the Company, Dr. Mullan shall be entitled to (i) a cash payment of $2.5 million, (ii) a payment related to any tax liability incurred by him under Section 280G of the Code, and (iii) all outstanding equity awards would become fully vested and accelerate. “Change in Control” means: (a) a change in ownership or control of the Company effected through a transaction or series of transactions whereby any person or persons acting in concert directly or indirectly acquires beneficial ownership of securities of the Company possessing more than fifty present (50%) of the total combined voting power of the Company’s securities outstanding immediately after such transaction, or (b) a sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any person or persons acting in concert.

Death. Upon death, Dr. Mullan’s estate would be entitled to all salary and accrued benefits that would have been payable by us to him during the one year period immediately following death. In addition, all outstanding equity awards would become fully vested and accelerate.

Disability. Upon a termination for disability, Dr. Mullan shall be entitled to the same benefits as described above related to a termination upon death.

If Dr. Mullan terminated his employment without cause, or we terminated his employment for good reason, he would only be entitled to accrued and unpaid salary, and all unvested equity awards would be forfeited by him.

The employment agreement with Dr. Mullan and our other executive officers each contain (or contained, as applicable) noncompetition covenants following the termination of employment as well as covenants relating to the treatment of confidential information disclosed to them during their employment with our Company. The noncompetition covenants prohibit these individuals from owning a company or accepting employment with an entity that competes in the same field as our Company or soliciting business of the same or similar type being carried on by our Company for a period of one year following termination of employment.

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Outstanding Equity Awards as of December 31, 2015

The following table provides information regarding the stock options held by the Named Executives as of December 31, 2015. All time-based stock options were fully vested and exercisable as of December 31, 2015.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (1)	Option Exercise Price ($)	Option Expiration Date
Christopher C Chapman	2,000		72.25	9/22/16
	2,000		25.25	9/22/17
	2,000		100.75	9/22/18
	2,000		24.50	9/22/19
	2,000		68.00	4/5/20
	2,000		57.50	9/22/20
	2,000		72.00	9/22/21
	2,000		75.50	4/5/22
	2,000		98.25	9/22/22
	2,000		47.50	9/22/23
	20,000		31.25	12/27/23

Michael J. Mullan	40,000	80,000	31.25	12/27/23
		120,000	29.00	1/2/14

Benjamin M. Dent	-	-	-	-

(1)	These stock options are subject to performance based vesting criteria as follows: (a) 40,000 shares will vest on the date of the Company’s first Investigational New Drug (IND) and/or Clinical Trial Application (CTA) filing occurring after December 27, 2013; (b) 40,000 shares will vest on the last day of first calendar quarter occurring after December 27, 2013 within which the Company’s cash receipts attributable to operations of the Company’s consumer products line of business exceeds expenses (without regard to overhead) attributable to such operation; (c) 40,000 shares will vest on the last day of the first calendar quarter occurring after December 27, 2013 within which earnings of the Company (without regard to interest, depreciation, amortization or taxes) is reported as positive; and (d) 80,000 shares will vest on the date of commencement of human clinical trials with respect to the Company’s first IND and/or CTA filing occurring after December 27, 2013. Notwithstanding the foregoing and as described above under “Employment Agreements”, the Compensation Committee and Dr. Mullan have mutually agreed to defer any payment or vesting of the above stock awards and options until the Compensation Committee and Dr. Mullan complete their discussions with the Compensation Committee regarding potential changes to his employment agreement.

Other Employment Agreement Provisions and Severance Arrangements

The employment agreement with Dr. Mullan and former executives contain noncompetition covenants following the termination of employment as well as covenants relating to the treatment of confidential information disclosed to them during their employment with our Company. The noncompetition covenants prohibit these individuals from owning a company or accepting employment with an entity that competes in the same field as our Company or soliciting business of the same or similar type being carried on by our Company for a period of one year following termination of employment.

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In 2014, we entered into a separation agreement with Mr. Perito in connection with his ceasing to be employed by our Company. Under a May 2014 separation agreement with Mr. Perito, we agreed to pay Mr. Perito severance compensation of $2.5 million in 8 equal quarterly installments of $312,500 each. We are currently past due in our last payment of $312,500 to Mr. Perito, which would be payable in shares, if available, under our Company’s 2016 Omnibus Incentive Plan.

In general, we believe that written employment agreements are in the best interest of our Company when necessary to retain executive officers, to attract prospective executive officers to our Company and to provide such individuals with assurances of continued salary and benefits in the event of the termination of their employment relationship. However, the Company may determine not to enter into written employment agreements with all of its executive officers, as the Compensation Committee will determine on a case-by-case basis whether it is in the Company’s best interest to enter into an employment contract with executive officers.

Taxation of Executive Compensation

We seek to compensate our executive officers in a manner that is tax effective for our Company. As appropriate, we seek to structure these compensation arrangements, to the extent applicable, to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Consideration of “Say-on-Pay” Vote

Our Board of Directors recognizes the fundamental interest that our stockholders have in the compensation of our executive officers. At our 2015 annual meeting of stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers (a “say-on-pay proposal”) as disclosed in the proxy statement for such meeting. Our stockholders approved the say-on-pay proposal by the affirmative vote of 78.22% of the shares cast on that proposal. The Compensation Committee believes that this illustrates our stockholders’ support of our approach to executive compensation. The Compensation Committee will continue to consider the outcome of our Company’s say-on-pay proposals when making future compensation decisions for our executive officers. In addition, as previously disclosed, our Company’s Board of Directors has determined that it will hold an advisory vote on the compensation of our Company’s named executive officers annually until the next required vote on the frequency of stockholder votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2017.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Related party license agreement

Our company is the licensee under a license agreement, or License Agreement, with Regent Court Technologies, LLC, of which Jonnie R. Williams, Sr., our company’s former CEO, and Francis E. O’Donnell, Jr., M.D., the beneficiary of the O’Donnell Trust, are the owners. The License Agreement provides, among other things, for the grant of an exclusive, worldwide, irrevocable license to our company, with the right to grant sublicenses, to make, use and sell tobacco and products containing tobacco under the licensor’s patent rights and know-how relating to the processes for curing tobacco so as to significantly prevent the formation of certain toxic carcinogens present in tobacco and tobacco smoke, namely Tobacco Specific Nitrosamines, and to develop products containing such tobacco, whether such patent rights and know-how are now in existence or hereinafter developed. Our company is obligated to pay to Regent Court a royalty of 2% on all net sales of products by us and any affiliated sub-licensees, and 6% on all fees and royalties received by us from unaffiliated sub-licensees, less any related research and development costs incurred by our company. The License Agreement expires with the expiration of the last of any applicable patents. Thirteen United States patents have been issued, and additional patent applications are pending. To date, our company has paid no royalties under the License Agreement. The License Agreement may be terminated by our company upon thirty days written notice or by Regent Court if there is a default in paying royalties or a material breach by our company or the purchase of our company’s stock or assets.

Roskamp Institute and related entities

The Roskamp Institute is a not-for-profit private medical research organization in Sarasota, Florida whose stated purpose is understanding causes of and finding cures for neuropsychiatric and neurodegenerative disorders and addictions. Dr. Mullan is a co-founder of the Roskamp Institute and formerly served as the Chief Executive Officer of the Roskamp Institute.

In addition, the Company entered into a Research and Royalty Agreement with an affiliate of the Roskamp Institute pursuant to which the Company pays royalties of 5% of Anatabloc® sales to this affiliate (such royalties being equal to $0.0 (zero) and $0.1 million in 2015, and 2014, respectively). During the same two-year period, the Company has paid research-related fees of $0.8 million and $0.6 million to the Roskamp Institute and its wholly owned for-profit subsidiary, SRQ Bio, LLC.

The Company also entered into a lease agreement with the Roskamp Institute, effective March 1, 2014, pursuant to which the Roskamp Institute is leasing office space to the Company. This office space, which is now being used as the Company’s principal executive office, is located in Sarasota, Florida. Under the terms of the lease agreement, the Company is obligated to pay rent in the amount of $2,000 per month plus applicable sales tax to the Roskamp Institute. It also paid a $2,000 security deposit in connection with the lease agreement. The lease agreement has a 24 month term, after which the Company may elect to continue the lease for up to three additional 12 month periods. Effective as of April 1, 2014, the Company entered into an amendment to the lease agreement pursuant to which the Roskamp Institute is leasing it additional space (at the same location) at an additional cost of $250 per month. For the years ended December 31, 2015 and 2014 respectively, Rock Creek has paid $27 thousand and $30 thousand in rent to the Roskamp Institute pursuant to the lease agreement, as amended, and $0 (zero) and $42 thousand for administrative services.

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In 2014, we entered into a Master Services Agreement and a Royalty Agreement with the Roskamp Institute and SRQ Bio LLC, pursuant to which we engaged their research services on various projects, under terms and conditions as described in Task Orders (as defined in the Agreements). These projects relate to our ongoing drug development programs and the Developed Products or Services (as defined in the Agreements), arising from these projects, if successfully commercialized, may require Royalty payments from us of 5% of any proceeds received by us. To date no royalty payments have been paid or are payable under these current projects.

As of December 31, 2015, we owed Roskamp and its affiliates approximately $0.6 million.

Procedures for Approval of Related Party Transactions

Pursuant to the charter of our Audit Committee, all transactions between us and any of our directors, executive officers or related parties are subject to review by our Audit Committee.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our Company’s directors, officers (including our Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees. We have made the Code of Business Conduct and Ethics available on our Company’s website at: www.rockcreekpharmaceuticals.com. Information contained on our website is not part of this Proxy Statement and is not incorporated in this Proxy Statement by reference.

The Code of Business Conduct and Ethics requires that all potential conflicts of interest be disclosed to persons in supervisory roles or our General Counsel (or compliance officer serving similar functions). Such persons will determine whether a conflict of interest exists. Waivers of conflicts involving employees may only be made by an executive officer of our Company. Any waiver of a conflict for our directors, executive officers or other principal financial officers may be made only by our Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires directors and executive officers and persons, if any, owning more than ten percent (10%) of a class of our Company’s equity securities to file with the Securities and Exchange Commission, or “SEC,” initial reports of ownership and reports of changes in ownership of our Company’s equity and equity derivative securities. Based solely upon a review of the copies of such reports and written representations from reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) stockholders were complied with on a timely basis for the year ended December 31, 2015, except for the Form 4 filed on November 25, 2015 by Robert Scannell (which was filed 6 days past the due date).

PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO THE TENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT

General

You are being asked to approve an amendment (in the event it is deemed by our Board to be advisable) to our Tenth Amended and Restated Certificate of Incorporation, as amended (our “Restated Certificate of Incorporation”), to effect a reverse stock split of the issued and outstanding shares of our common stock, at a ratio within the range of one-for-fifty (1:50) to one-for-two hundred (1:200), as determined by our Board. Any reverse stock split effectuated pursuant to this authorization being sought at the Annual Meeting is referred to herein as the “Reverse Stock Split.” Consummation of the Reverse Stock Split is subject to (i) stockholder approval at the Annual Meeting and (ii) further Board discretion as to whether to implement the Reverse Stock Split and, if implemented, the determination of the ratio within the range authorized by the stockholders. Under the proposed amendment, outstanding shares of our common stock between a range of fifty to two hundred would be combined and converted into one share of common stock. The proposed amendment to our Restated Certificate of Incorporation was approved by our Board on July 5, 2016, at which time the Board directed that the Company seek the authorization of its stockholders to implement the Reverse Stock Split subject to the discretion of the Board.

If approved by our stockholders, and if implemented by the Board, the Reverse Stock Split will become effective at the time specified in the amendment to our Restated Certificate of Incorporation which would be filed with the Secretary of State of the State of Delaware. The exact ratio of the Reverse Stock Split within the one-for-fifty (1:50) to one-for-two hundred (1:200) range would be determined in the Board’s discretion and publicly announced by the Company. However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not to amend our Restated Certificate of Incorporation to effect the Reverse Stock Split. Given the market price of our common stock as of the date of this Proxy Statement, our Board currently expects that it will implement the Reverse Stock Split (assuming stockholder authorization is obtained) in order to increase the number of shares of our common stock available for future issuance.

The text of the proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split is included as Appendix A to this Proxy Statement.

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Reasons for the Reverse Stock Split

General

Our Board believes that having the ability to effect the Reverse Stock Split is important to the Company’s stockholders principally for purpose of: (i) enabling the Company to comply with its obligations under its Senior Secured Convertible Notes issued on October 14, 2015, (ii) providing the Company with available shares to pursue future financings, and (iii) enhancing liquidity. As described below, in the absence of the Reverse Stock Split, the Company would likely have insufficient authorized shares of common stock to satisfy its current debt obligations and obtain additional or alternative equity financing.

Compliance with Obligations under the Notes

On October 14, 2015, we issued and sold an aggregate of $20.0 million in principal amount of Senior Secured Convertible Notes (as amended, the “Notes”) to two institutional investors (the “Holders”) in a private placement (as amended, the “Notes”). The Notes bear interest at 8% per annum, simple interest and have a maturity date of October 15, 2018. As of July 7, 2016, the aggregate remaining principal balance of the Notes was approximately $15.1 million., and we had cash in the amount of approximately $10.88 million in deposit control accounts securing our obligations under the Notes. The Notes were amended pursuant to an Amendment Agreement dated February 4, 2016, and an Interim Note Agreement with each Holder dated July 7 2016 (the “Interim Agreements”). As described below, under the Interim Agreements, we agreed to hold the Annual Meeting by August 12, 2016 and to seek approval of the Reverse Stock Split.

The Notes are convertible, either at the option or the Holders or in satisfaction of mandatory monthly installment payments, into shares of our common stock generally at a conversion price equal to 80% of the trading price of our common stock at or prior to the time of conversion. On the last trading day of each month beginning on January 26, 2016, the Company is obligated to pay to each Holder an amount equal to (1) one-twentieth (1/20th) of the original principal amount of such Holder’s Note, plus (2) the accrued and unpaid interest with respect to such principal, plus (3) a “make-whole” amount equal to the amount of interest that would have accrued under the Note through the maturity date in the absence of such payment, plus (4) the accrued and unpaid late charges (if any) with respect to such principal and interest. Each monthly payment may be made in cash, in shares of the Company’s common stock, or in a combination of cash and shares of the Company’s common stock. Our ability to make such payments with shares of our common stock is subject to satisfaction of various conditions during the 30 calendar day period before the date the we provide notice to the holders of the Notes that we will pay a monthly payment with shares, including the existence of an effective registration statement covering the resale of the shares issued in payment or the eligibility of the shares issuable pursuant to the Notes to be sold under SEC Rule 144. Although we are not expected to satisfy these conditions as of each Installment Date, the Holders have waived such conditions from time to time to enable us to satisfy an installment payment in shares.

Through July 6, 2016, we had issued to the Holders an aggregate of 157,428,887 shares of common stock in conversion of the Notes, whether through conversions by the Holders or conversions by us to make installment payments under the Notes. The decline in our trading price since the issuance of the Notes has resulted in the issuance of substantially more shares than was anticipated, and if our trading price does not increase from the closing price on July 1, 2016 of $0.01 per share, we would need at least 1,786,323,490 additional shares in order to complete the repayment of the Notes. In addition, we are required by the Notes to all times keep reserved at least 300% of the number of shares of common stock necessary to effect the conversion of the remaining balance of the Notes in full. On July 6, 2016, we entered into the Interim Agreements, which in exchange for certain limitations on the sale of our shares by the Holders, we agreed to seek the Reverse Split in order to increase our trading price and effectively increase the number of shares of common stock that will be available for future issuance.

Making Shares Available for Equity Financings and other Corporate Purposes

While the implementation of the Reverse Stock Split would not change the total number of shares of our common stock authorized for issuance, the number of shares of our common stock available for issuance following implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the outstanding number of shares of our common stock. For this reason, our Board of Directors believes that the Reverse Stock Split would provide our Company additional authorized, unissued and otherwise unreserved shares necessary for financing transactions that our Company will likely need to pursue, in addition to the shares we need for purposes of conversion of the Notes. As of July 6, 2016, of the 314,800,000 shares of common stock we are authorized to issue pursuant to our Restated Certificate of Incorporation, (i) 170,444,758 shares were issued and outstanding, (ii) 12,964,082 shares were reserved for issuance including in connection with future conversions or exercises of outstanding options and warrants and/or future issuances pursuant to separation agreements with certain of our former officers, and (iii) 131,391,160 shares were unissued and otherwise unreserved. For additional information, see “Effect on Authorized but Unissued Shares of Common Stock” below.

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The market price of our common stock as of the date of this Proxy Statement significantly limits our ability to pursue any additional equity financing in the future, whether by way of issuing common stock, warrants or any combination of the foregoing.  Therefore, in addition to issuing shares in conversion of the notes, we plan to use shares that become newly available for issuance as a result of the Reverse Stock Split in future equity financing transactions, although the size and terms of such financing transactions and the number of shares to be used in such transactions is unknown as of the date of this Proxy Statement, as there are no agreements or understandings relating to such a transaction as of the date of this Proxy Statement.  Also, there is no assurance that we will be able to successfully complete any such financing transaction.  We may also use the additional shares as consideration in strategic transactions, such as licensing, partnering, or joint venture transactions, although we have no current plans to enter into any such transaction.

The issuance of equity securities in connection with equity financing or strategic transactions, or for the other purposes described above, may result in potentially significant dilution of current stockholders’ ownership interests in the Company. Please see the discussion set forth below under the caption “Effect on Authorized But Unissued Shares of Common Stock.”

Except as described above, we have no current plans, arrangements, or understandings, to issue any of the shares that would be newly available for issuance as a result of the Reverse Stock Split.

Enhancing Investor Interest and Liquidity

Our Board also believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase our stock. The Board believes that the anticipated higher market price resulting from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Although we expect the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission. The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Board Discretion to Implement the Reverse Stock Split

If the stockholders approve this proposal, the Board would effect the Reverse Stock Split only upon the Board’s determination that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. The Board currently expects that it will likely determine after the annual meeting that the Reverse Stock is in the best interest of the Company. Assuming the Board effects the Reverse Stock Split, the Board will set the timing for such a split and select the specific ratio within the range set forth herein. No further action on the part of stockholders would be required to either implement or abandon the Reverse Stock Split. If stockholders approve the proposal, and the Board determines to implement the Reverse Stock Split, we would communicate to the public, prior to the effective date of the Reverse Stock Split, additional details regarding the Reverse Stock Split, including the specific ratio the Board selects. Even if stockholders approve this Reverse Stock Split proposal, the Board may in its discretion determine that implementation of the Reverse Stock Split is not in the best interests of the Company or its stockholders. In such case, we would not implement the Reverse Stock Split.

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The ratio to be used in the Reverse Stock Split would be determined by the Board in its discretion and would depend on the trading price of our common stock at the time of the split among other factors. The Board is seeking approval of a reverse stock split of our common stock within the range of one-for-fifty (1:50) to one-for-two hundred (1:200) to provide maximum flexibility to achieve the purposes of the Reverse Stock Split. The table below provides estimates of the expected effects assuming implementation of the Reverse Stock Split at various ratios within the range for which authorization is sought, as to (1) the number of shares of our common stock (a) authorized, (b) issued and outstanding, (c) reserved for issuance, and (d) authorized but neither issued nor reserved for issuance, and (2) the trading price of our common stock. The estimates in the table are based on the assumptions referenced in the footnotes below.

	Number of Shares of Common Stock Authorized	Number of Shares Issued and Outstanding (1)(3)	Number of Shares Reserved for Issuance (2)(3)	Number of Shares Authorized but Neither Issued nor Reserved for Future Issuance (1)(3)	Assumed Post- Reverse Stock Split Trading Price (4)

Prior to any Reverse Stock Split	314,800,000	170,444,758	12,984,082	131,391,160	$0.01

After Assumed 1-for-50 Reverse Stock Split	314,800,000	3,408,895	259,682	311,131,423	$0.50

After Assumed 1-for 100 Reverse Stock Split	314,800,000	1,704,448	129,841	312,965,712	$1.00

After Assumed 1-for-150 Reverse Stock Split	314,800,000	1,136,298	86,561	313,577,141	$1.50

After Assumed 1-for-200 Reverse Stock Split	314,800,000	852,224	64,920	313,882,856	$2.00

(1)	These estimates assume a total of 170,444,758 shares of our common stock issued and outstanding immediately prior to the Reverse Stock Split, which is based on the 170,444,758 shares issued and outstanding as of July 6, 2016.

(2)	The following 12,984,082 shares of common stock are included in the Number of Shares Reserved for Issuance, based on shares reserved as of June 30, 2016: (i) warrants to purchase 5,849,299 shares of our common stock at a weighted average exercise price of $4.58 per share; (ii) options to purchase 840,600 shares of our common stock outstanding under the 2008 Plan at a weighted average exercise price of $55.30per share; (iii) options to purchase 192,000 shares of our common stock outstanding under the 2016 Plan at a weighted average exercise price of $1.12; (iv) an additional aggregate of 18,640 shares of our common stock reserved for future issuance under the 2008 Plan (excluding options already issued and therefore included in the outstanding options referenced in clause (ii)) and excluding an aggregate of 1,509,499 additional shares previously issued under the 2008 Plan; (v) an additional aggregate of 5,808,000 shares of our common stock reserved for future issuance under the 2016 Plan (excluding options already issued and therefore included in the outstanding options referenced in clause (iii)) and excluding an aggregate of 192,000 additional shares previously issued under the 2016 Plan; and (iv) 275,543 remaining reserve under the Company’s S-1 Registration Statement for the resale of shares issuable upon conversion of the Notes. All shares reserved for issuance would be proportionately reduced by the same ratio at which outstanding shares are adjusted in the event the Reverse Stock Split is effected. The Number of Shares Reserved for Issuance does not include shares issuable upon future Note conversions (except for the 275,543 shares remaining under the aforementioned S-1 Registration Statement).

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(3)	These estimates do not reflect the effects of paying cash in lieu of fractional shares resulting from the Reverse Stock Split.

(4)	The Assumed Post-Reverse Stock Split Trading Price of our common stock is based on the $0.01 closing price of our common stock as reported on the OTCQB Venture Market on June 30, 2016, and assumes that immediately after any Reverse Stock Split, the market price of our common stock would adjust proportionately to reflect the Reverse Stock Split ratio. There can be no assurances that our common stock will trade at a price proportionate to the ratio at which the Reverse Stock Split is implemented, or that our common stock will remain at any given price following implementation of the Reverse Stock Split.

Effect on Existing Shares of Common Stock

The proposed Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any stockholders owning a fractional share, as described below.

Effect on Options, Warrants and Shares Reserved for Issuance Under Incentive Plan

All outstanding options and warrants to purchase shares of our common stock would be adjusted proportionately as a result of the Reverse Stock Split. In addition, the number of shares available pursuant to the 2008 Plan and the 2016 Plan would be adjusted proportionately as a result of the Reverse Stock Split.

Effect on Authorized but Unissued Shares of Common Stock

Currently, the Company is authorized to issue up to a total of 314,800,000 shares of common stock. As of June 30, 2016, 170,444,758 shares of our common stock were issued and outstanding; warrants to purchase 5,849,299 shares of our common stock were issued and outstanding; options to purchase 840,600 shares of our common stock were issued and outstanding under the 2008 Plan; 18,460 shares of our common stock were reserved for future issuance under our 2008 Plan; 192,000 shares of our common stock were issued and outstanding under the 2016 Plan; 5,808,000 shares of our common stock were reserved for future issuance under our 2016 Plan; and (vi) 275,543 remaining reserve under the S-1 Registration Statement for Note conversions. The Number of Shares Reserved for Issuance does not include shares issuable upon future Note conversions (except for the 275,543 shares remaining under the aforementioned S-1 Registration Statement). Accordingly, 183,428,840 of the 314,800,000 authorized shares of our common stock are currently issued or reserved while 131,391,160 of the authorized shares of our common stock remain available for future issuance.

Implementation of the Reverse Stock Split would not change the total authorized number of shares of common stock. Accordingly, the number of shares of common stock available for issuance following implementation of the Reverse Stock Split will increase to the extent the Reverse Stock Split reduces the outstanding number of shares of our common stock. For this reason, our Board believes that the Reverse Stock Split would ensure that we have additional authorized, unissued and otherwise unreserved shares available for financing transactions that our Company will likely need to pursue, and, for other corporate purposes.

Any future equity financing or strategic transaction involving the issuance of common stock (or other securities convertible into common stock) would be limited to our unissued and otherwise unreserved shares of common stock authorized for issuance. Some of the shares of common stock that would become available for issuance as a result of the Reverse Stock Split may also be issued in connection with future financing or strategic transactions involving the issuance of equity securities. Our Board believes that the increase to the number of shares of our common stock available for issuance (while not increasing the aggregate number of authorized shares) is an important advantage of the Reverse Stock Split. The issuance of such securities may result in potentially significant dilution of current stockholders’ ownership interests in the Company.

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Effect on Par Value

The amendment to the Restated Certificate of Incorporation will not change the par value of our common stock.

Payment for Fractional Shares

Whether shares are held in street name or directly, fractional shares of common stock will not be issued to stockholders. Instead, fractional shares will be cashed out. For example, if a stockholder holds 250 shares on a pre-split basis and the Reverse Stock Split ratio is 200, 200 of such shares would be combined and converted into 1 share on a post-split basis and such stockholder would receive cash for fifty pre-split shares.

The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•	the closing sales price of our common stock on the effective date of the Reverse Stock Split as reported on the OTCQB Venture Market; by

•	the amount of the fractional share.

Stockholders would not be entitled to receive interest for their fractional shares. Any stockholder that holds a number of our shares that is less than the ratio used to implement the Reverse Stock Split will be completely cashed out as a result of the payment of fractional shares in lieu of any fractional share interests.

Mechanics of Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders at the Annual Meeting and thereafter the Board determines to implement the Reverse Stock Split, our stockholders will be notified that the Reverse Stock Split has been affected and the ratio at which it was affected. The mechanics of the Reverse Stock Split will differ depending upon whether shares held are held beneficially in street name or whether they are registered directly in a stockholder’s name.

•	If a stockholder’s shares are registered directly in the stockholder’s name, the stockholder will receive a transmittal letter asking the stockholder to surrender certificates representing pre-split shares in exchange for certificates representing post-split shares. No new certificates will be issued to the stockholder until the outstanding certificate(s) together with the properly completed and executed letter of transmittal are delivered in accordance with the instructions contained in such transmittal letter.

•	Non-registered stockholders holding our common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

We estimate that our aggregate expenses relating to the Reverse Stock Split will not be material.

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Accounting Consequences

The Reverse Stock Split will not affect total stockholders’ equity on the Company’s balance sheet. However, because the par value of our common stock will not change, the components that make up total stockholders’ equity will change by offsetting amounts. The per share common stock net loss and net book value would be increased because there would be fewer shares of our common stock outstanding. Fractional shares cashed out will be accounted for as retired stock.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Stock Split by a beneficial owner of common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Stock Split.

Based on the assumption that the Reverse Stock Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e., a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences will result from the Reverse Stock Split:

•	A U.S. holder will not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Stock Split (except to the extent of cash received in lieu of a fractional share);

•	The aggregate tax basis of the shares deemed received by a U.S. holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor, reduced by the amount of the adjusted tax basis allocated to any fractional share for which cash is received; and

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•	The holding period of the shares received by a U.S. holder in the Reverse Stock Split will include the holding period of the shares deemed surrendered therefor.

Cash Received in the Reverse Stock Split in Lieu of Fractional Shares

A stockholder who receives cash in lieu of fractional shares in the Reverse Stock Split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the stockholder’s adjusted tax basis allocable to the fractional shares unless the distribution of cash is treated as having the effect of a distribution of a dividend, in which case the gain will be treated as dividend income to the extent of our current accumulated earnings and profits as calculated for U.S. federal income tax purposes. Stockholders are urged to consult their own tax advisors to determine whether a stockholder’s receipt of cash has the effect of a distribution of a dividend.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such right.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Management and Certain Beneficial Owners” above. However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other stockholders.

Vote Required for Approval

The affirmative vote of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is required to approve the Reverse Stock Split. Abstentions will have the same effect as shares voted against the Reverse Stock Split proposal and broker non-votes will not occur in connection with the Reverse Stock Split proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION EFFECTING THE REVERSE STOCK SPLIT AND ACCORDINGLY “FOR” THE REVERSE STOCK SPLIT.

PROPOSAL 3:

APPROVAL OF OUR 2016 OMNIBUS INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve our 2016 Omnibus Incentive Plan (the “2016 Plan”). The 2016 Plan was adopted by our Board of Directors on March 30, 2016. We are asking our stockholders to approve the 2016 Plan so that we may grant “incentive stock options”, or ISOs, to our employees within the meaning of the Internal Revenue Code of 1986, as amended, under the 2016 Plan. Additional information regarding the effects of ISOs is described below. If the 2016 Plan is not approved by our stockholders, the 2016 Plan will remain in effect, but we will not be able to issue ISOs to employees under such plan.

ISOs can result in potentially favorable tax treatment to the participant. A holder of an ISO is not taxed upon the grant or exercise of the ISO. Rather, the difference between the fair market value of the shares of common stock on the exercise date and the exercise price will be an item of adjustment for the purposes of the alternative minimum tax. If an option holder holds shares of common stock acquired upon the exercise of an ISO for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received upon disposition and the option holder’s basis in the shares (which would generally equal the exercise price). If the option holder disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

We are not entitled to an income tax deduction on the grant or the exercise of an ISO or on the option holder’s disposition of the shares of common stock after satisfying the holding period requirement described above. If the holding periods are not satisfied, we will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

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We believe our future success depends on our ability to attract, motivate and retain high quality employees, officers, directors and consultants and that the ability to provide stock and stock-based awards under the 2016 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees, and we believe that the ability to grant ISOs is an important part of attracting and motivating employees.

The use of our stock as part of our compensation program is also important to our continued success in that it fosters a pay-for-performance culture, which is an important element of our overall compensation package for our employees. We believe that equity compensation motivates employees to create stockholder value because the value employees realize from equity compensation is based on our stock performance. Equity compensation also aligns the goals and objectives of our employees with the interests of our stockholders and promotes a focus on long-term value creation because our equity compensation awards are subject to vesting and/or performance criteria.

Pursuant to the 2016 Plan, on March 30, 2016, the Board of the Company awarded to each of our non-employee directors an option to purchase 48,000 shares of Company common stock at an exercise price of $1.12 per share. Such options will expire 10 years from the date of grant unless they terminate earlier upon a termination of service. The options granted to Lee Canaan and Scott Sensenbrenner are immediately vested, and the options granted to Sunitha Chundru Samuel and Robert Scannell will vest 50% on the first anniversary of their appointments to the Board and 50% on the second anniversary of their appointments to the Board. Dr. Samuel’s appointment to the Board was on April 20, 2015, and Mr. Scannell’s appointment to the Board was on November 17, 2015. Dr. Samuel has subsequently resigned her Board position effective July 5, 2016, and Mr. Sensenbrenner has also subsequently resigned his Board position effective July 1, 2016.

In evaluating this Proposal 3, stockholders should consider the factors and information set forth below, including the summary of the 2016 Plan below.

Section 162(m)

The Internal Revenue Code of 1986, as amended (the “Code”), limits to $1 million per year the deduction allowed for federal income tax purposes for compensation paid to the Chief Executive Officer and certain other highly compensated executive officers of public companies (the “Deduction Limit”). The Deduction Limit applies to compensation that does not qualify for any of a limited number of exceptions. The Deduction Limit does not apply to compensation paid under a stockholder-approved plan that meets certain requirements for “qualified performance-based compensation.” Generally, compensation attributable to stock options and stock appreciation rights is deemed to satisfy the “qualified performance-based compensation” requirement if:

●	the grant is made by a committee of directors that meets certain criteria;

●	the stockholder-approved plan under which the award is granted states a maximum number of shares with respect to which options or rights may be granted to any individual during a specified period of time; and

●	the amount of compensation the individual could receive under the award is based solely on the increase in the value of the shares after the date of grant.

The 2016 Plan has been designed so that the Compensation Committee, the Board, or another committee (the applicable committee or the Company’s Board, as the case may be, is hereinafter referred to as the “Administrator”) in its discretion may grant qualifying exempt “performance-based” compensation under the 2016 Plan. We believe that awards intended and structured as such by the Administrator will meet the requirements for “performance-based” compensation under Section 162(m), and that the amount of ordinary income to the participant with respect to such awards generally will be allowed as a deduction to us for federal income tax purposes. Other awards that may be subject to the attainment of performance measures but that do not meet the requirements of Section 162(m) will not qualify as “performance-based” compensation and, in such event, would be subject to Section 162(m)’s deduction restrictions.

Summary of the Plan

The following summary of the material provisions of the 2016 Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the 2016 Plan, a copy of which is set forth as Annex B to this Proxy Statement.

General. The 2016 Plan authorizes the issuance of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, shares of the Company’s common stock, dividend equivalent units, incentive cash awards or other awards based on the Company’s common stock. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award (or any other award granted under another incentive plan of the Company or of any of the Company’s affiliates).

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Purpose. The two complementary purposes of the 2016 Plan are to help us attract, retain, focus and motivate our executives and other key employees, directors, consultants and advisors and to increase stockholder value. The 2016 Plan will accomplish these purposes by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the potentially favorable terms that the 2016 Plan provides.

Administration. Our 2016 Plan will be administered by our Board’s compensation committee, the Board, or another committee (the applicable committee or our Board, as the case may be, is hereinafter referred to as the “Administrator”). The Administrator may designate any of the following as a participant under the 2016 Plan to the extent consistent with its authority: any officer or other employee of the Company or its affiliates; any individual whom the Company or an affiliate have engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director.

The Administrator has full discretionary authority to administer the 2016 Plan, including but not limited to the authority to: (i) interpret the provisions of the 2016 Plan; (ii) prescribe, amend and rescind rules and regulations relating to the 2016 Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the 2016 Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry the 2016 Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the 2016 Plan. All Administrator determinations will be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Our Board may delegate some or all of its authority under the 2016 Plan to a committee of the Board, and the compensation committee may delegate some or all of its authority under the 2016 Plan to a sub-committee or one or more of the Company’s officers, subject in each case to limitations specified in the 2016 Plan.

Number and sources of shares. An aggregate of six million (6,000,000) shares of the Company’s common stock have been reserved for issuance under the 2016 Plan, all of which may be issued upon the exercise of incentive stock options. The shares reserved for issuance may be either authorized and unissued shares or shares held as treasury stock. The number of shares reserved for issuance under the 2016 Plan is reduced by the maximum number of shares, if any, that may be payable under an award as determined on the date of the grant of the award.

If (i) an award granted under the 2016 Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award (whether due currently or on a deferred basis); (ii) it is determined during or at the conclusion of the term of an award granted under the 2016 Plan that all or some portion of the shares with respect to which the award was granted will not be issuable, or that other compensation with respect to shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; (iii) shares are forfeited under an award; (iv) shares are issued under any award and the Company reacquires them pursuant to rights the Company reserved upon the issuance of the shares; or (v) shares are tendered to satisfy the exercise price of an award or federal, state or local tax withholding obligations, then such shares will be re-credited to the 2016 Plan’s reserve and may again be used for new awards under the 2016 Plan. However, shares re-credited to the 2016 Plan’s reserve under clause (iv) or (v) may not be issued pursuant to incentive stock options.

Eligibility. Incentive stock options may only be granted to the Company and the Company’s subsidiaries’ employees. All other awards may be granted to the Company and the Company’s subsidiaries’ employees, officers, directors and key persons (including consultants and prospective employees).

Amendment or termination of the 2016 Plan. The 2016 Plan terminates when all shares reserved for issuance under the 2016 Plan have been issued, subject to the Board’s right to terminate the 2016 Plan at any time. In addition, the Board or the Administrator may amend the plan at any time, except:

(i) the Board must approve any amendment to the 2016 Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law; and

(ii) stockholders must approve any amendment to the 2016 Plan if we determine that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which the Company’s common stock is then traded, or any other applicable law.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the 2016 Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Company’s common stock is then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the 2016 Plan or awards will extend beyond the termination date of the 2016 Plan. In addition, termination of the 2016 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the 2016 Plan except as they may lapse or be terminated by their own terms and conditions.

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Options and stock appreciation rights. Under the 2016 Plan, the Administrator has the authority to grant stock options and to determine all terms and conditions of each stock option including but not limited to whether the option is an “incentive stock option” which meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a “nonqualified stock option” which does not meet the requirements of Code Section 422. A stock option gives the participant the right to purchase shares of our common stock at a fixed price, called the “option price,” after the vesting conditions of the option are met and prior to the date the option expires or terminates. The Administrator fixes the option price per share of common stock, which may not be less than the fair market value of the common stock on the date of grant. The Administrator determines the expiration date of each option, but the expiration date cannot be later than ten (10) years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the Administrator deems necessary or advisable. The stock option exercise price is payable to us in full upon exercise.

Pursuant to the 2016 Plan, the Administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of the Company’s common stock during a specified period of time. The 2016 Plan provides that the Administrator determine all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than ten (10) years after the date of grant; and whether the stock appreciation right will settle in cash, common stock or a combination of the two.

The specific terms and conditions of a participant’s option will be set forth in an award agreement delivered to the participant (the “Award Agreement”).

Backdating prohibited. The Administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Performance and stock awards. Pursuant to the 2016 Plan, the Administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of our common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of the Company’s common stock. Performance shares means the right to receive shares of our common stock to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of our common stock, to the extent performance goals are achieved.

The Administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of our common stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of our common stock, or in a combination of the two.

The specific terms and conditions of a participant’s award of restricted stock, restricted stock units, performance shares or performance units will be set forth in an Award Agreement delivered to the participant.

Dividend equivalent rights. Pursuant to the 2016 Plan, the Administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of our common stock, equal to the cash dividends or other distributions that we pay with respect to a share of our common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.

The specific terms and conditions of a participant’s dividend equivalent units will be set forth in an Award Agreement delivered to the participant.

Incentive awards. The Administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The Administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or (for awards not intended to qualify as performance-based compensation within the meaning of Code Section 162(m)) retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

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The specific terms and conditions of a participant’s incentive award will be set forth in an Award Agreement or another document delivered to the participant.

Other stock-based awards. The Administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of the Company’s common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of the Company’s common stock or cash. Such awards may include shares of unrestricted common stock, which may be awarded, without limitation (except as provided in the 2016 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of the Company’s common stock from us. The Administrator determines all terms and conditions of the award, including the time or times at which such award is made and the number of shares of common stock to be granted pursuant to such award or to which such award relates. Any award that provides for purchase rights must be priced at 100% of the fair market value of the Company’s common stock on the date of the award.

The specific terms and conditions of a participant’s award will be set forth in an Award Agreement or another document delivered to the participant.

Performance goals. Awards may be made contingent on the achievement of performance goals. Performance goals include any goals the Administrator establishes that relate to one or more of the following with respect to us or any one or more of our subsidiaries, affiliates or other business units: book value; revenue; cash flow; total stockholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; fair market value of shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; customer satisfaction; customer retention; customer loyalty; strategic business criteria based on meeting specified revenue goals; market penetration goals; regulatory milestone goals; development milestone goals; investment performance goals; business expansion goals or cost targets; accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; profit returns and margins; financial return ratios; market performance and/or capital goals or returns or a combination of the foregoing. In addition, in the case of awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other performance goals.

Effect of a change of control. If we experience a “change of control,” as defined in the 2016 Plan, then, unless otherwise expressly provided in an Award Agreement or another contract, or under the terms of a transaction constituting a change of control, the Administrator may, in its discretion, provide that:

•      Any outstanding award (or portion thereof) will vest or be earned on an accelerated basis in connection with the change of control or a subsequent termination; and/or

•      Any of the following will occur: (i) shares or other securities of the surviving corporation or any successor corporation, or a parent or subsidiary thereof, will be substituted for shares subject to any outstanding award, in which event the aggregate purchase or exercise price, if any, of such award, or portion thereof, will remain the same, (ii) any outstanding award, or portion thereof, will be converted into a right to receive cash or other property upon or following the consummation of the change of control in an amount equal to the value of the consideration to be received by holders of shares of the Company’s common stock in connection with the transaction for one share, less the per share purchase or exercise price of such award, if any, multiplied by the number of shares subject to such award, or portion thereof, (iii) the vesting (and, as applicable, the exercisability) of any and/or all outstanding awards will be accelerated, (iv) any outstanding and unexercised awards upon or following the consummation of the change of control (without the consent of an award holder or any person with an interest in an award) will be cancelled, (v) all outstanding options or stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change of control price per share over the exercise price of the shares subject to such option or stock appreciation right upon the change of control (or for no cash payment if such excess is zero), and/or (vi) any awards will be cancelled in exchange for a cash payment based on the value of the award as of the date of the change of control (or for no payment if the award has no value).

In general, if any payments or benefits paid by us under the 2016 Plan would cause payments made to or benefits received by a participant in connection with a change of control to be subject to the excise tax imposed by Code Section 4999 on excess parachute payments, then the payments will be delivered either (i) in full or (ii) in an amount such that the value of the aggregate payments is $1.00 less than the maximum amount that the participant may receive without being subject to the excise tax, whichever of (i) or (ii) results in the participant’s receipt of the greatest benefit on an after-tax basis.

Withholding Taxes. To the extent that we are required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2016 Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to us for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Compensation Committee) may include relinquishment of a portion of such benefit. In no event shall the market value per share of the shares of common stock to be withheld and delivered to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld.

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Effective Date and Termination. The 2016 Plan was effective as of March 30, 2016 (the “Effective Date”). The 2016 Plan will terminate when all Shares reserved for issuance have been issued. If the term of the 2016 Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the stockholders of the Company have approved an extension of the 2016 Plan.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2016 Plan based on federal income tax laws in effect on January 1, 2016. This summary is not intended to be complete and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

Non-Qualified Stock Options. In general, (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option (ISO). The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above (a disqualifying disposition), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock appreciation rights. No income will be recognized by a participant in connection with the grant of a tandem stock appreciation right or a free-standing stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable to the participant as ordinary income.

Restricted stock units. No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received.

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Tax Consequences to our Company

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2016 Plan because the grant and actual pay-out of awards under the 2016 Plan are discretionary.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS AND URGES EACH STOCKHOLDER TO VOTE “FOR” THE APPROVAL OUR 2016 OMNIBUS INCENTIVE PLAN.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Subject to stockholder ratification, the Audit Committee has appointed the firm of Cherry Bekaert LLP (“Cherry Bekaert”) as our independent auditor to audit our financial statements for 2016. Although ratification is not required by law, our Board of Directors believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Representatives of Cherry Bekaert are expected to be present at the Annual Meeting, at which time they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the votes properly cast with respect to this Proposal 4 at the Annual Meeting is required to ratify the appointment of Cherry Bekaert as our Company’s independent auditor.

Our Board of Directors recommends you vote “FOR” ratification of Cherry Bekaert as our independent auditor.

Audit Fees and Tax Fees

The following table sets forth the aggregate audit fees and tax fees and expenses billed to us by Cherry Bekaert for the fiscal years ended December 31, 2015 and December 31, 2014:

	2015		2014
Audit Fees	$259,500		$175,000
Tax Fees	34,000	(1)	133,000	(1)
Total	$293,500		$308,000

(1)	Fees for preparation of local, state and federal tax returns.
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The fees listed above under “Audit Fees” are fees billed for professional services for the audits of our annual consolidated financial statements, the reviews of the interim financial statements included in our periodic reports filed during the fiscal years ended December 31, 2014 and 2015, and other required Securities Act filings. The fees listed above under “Tax Fees” are fees billed for services in connection with tax compliance, tax advice and tax planning. There were no other fees billed by Cherry Bekaert relating to any other services, and no other audit-related fees.

The Audit Committee determined that the provision of nonaudit services (local, state and federal tax services) to us by Cherry Bekaert during 2014 and 2015 was compatible with maintaining its independence. The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors in that, under the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to us by Cherry Bekaert during 2014 and 2015 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

In accordance with a written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our Company’s financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of our Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors’ matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380).

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors the auditors’ independence from our Company and its management. In addition, the Audit Committee has considered whether the provision of the nonaudit- related services, as disclosed in Proposal 4, is compatible with maintaining their independence.

The Audit Committee discussed with our Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our Company’s internal controls and the overall quality of our Company’s accounting principles.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements of our Company for the year ended December 31, 2015 in our Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee also approved, subject to stockholder ratification, the selection of Cherry Bekaert as our Company’s independent accountants to audit our Company’s financial statements for 2016.

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Members of the Audit Committee

Lee M. Canaan

Robert W. Scannell

Scott P. Sensenbrenner (until his resignation effective July 1, 2016)

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

PROPOSAL 5:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or “Dodd-Frank”, requires that our Company seek a nonbinding advisory vote from its stockholders to approve the compensation of our Named Executives. Since the required vote is advisory, the result of the vote is not binding upon the Board of Directors.

We urge stockholders to read the “Executive Compensation” section included elsewhere in this Proxy Statement, including the Summary Compensation Table and related compensation tables and narrative which provide detailed information on the compensation of our Named Executives. Our executive compensation program is designed to attract and retain individuals of superior ability and managerial talent, align compensation for senior executives with our Company’s corporate strategies, business objectives and long-term interests and motivate our Company’s executives to maximize stockholder value by providing opportunities for direct ownership in our Company. The Compensation Committee and the Board of Directors believe that our compensation program achieves these goals.

For the reasons stated above, the Board of Directors unanimously recommends a vote “FOR” approval of the following resolution:

“RESOLVED, that the stockholders of our Company approve, on an advisory basis, the overall compensation of our Company’s named executive officers, as described in the Executive Compensation disclosure and in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

Effect of Proposal

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board of Directors. The approval or disapproval of this proposal by stockholders will not require the Board of Directors or the Compensation Committee to take any action regarding our Company’s executive compensation practices. Although nonbinding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our future executive compensation program.

At the 2011 annual meeting of stockholders, our stockholders had the opportunity to cast an advisory vote (a “say-on-frequency proposal”) on how often our Company should include a say-on-pay proposal in its proxy statement. Based on our stockholders’ vote on the say-on-frequency proposal, the Board of Directors determined that we will hold stockholder say-on-pay advisory votes on executive compensation on an annual basis.

PROPOSALS BY OUR STOCKHOLDERS

Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 promulgated under the Exchange Act should be sent to our principal executive offices and must be received not less than 120 calendar days prior to July 22, 2017. Accordingly, stockholder proposals must be received no later than March 24, 2017 for the purposes of Rule 14a-8.  However, if the date of the 2017 annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline will be a reasonable time before we begin to print and send our proxy materials for the 2017 annual meeting.

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Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by us after March 24, 2017 and the proposal will not be brought before the meeting.

HOUSEHOLDING

We have adopted a procedure approved by the SEC known as “householding.” Under this procedure, we send only one set of annual meeting materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. We do not use householding for any other stockholder mailings.

If you are a registered stockholder residing at an address with other registered stockholders and wish to receive a separate copy of the annual meeting materials, or if you do not wish to participate in householding and prefer to receive separate copies of annual meeting materials in the future, please contact our mailing agent, Broadridge, either by calling toll-free at 1-866-540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will promptly deliver a separate copy of the annual meeting materials to you upon request. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the annual meeting materials and you wish to receive only a single copy for your household in the future, please contact our mailing agent, Broadridge, at the telephone number or address indicated above.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters. You may read and copy any reports, statements or other information that our Company files with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, NE, Washington, D.C. 20549. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information.

Any person from whom proxies for the meeting are solicited may obtain, if not already received, from our Company, without charge, a copy of our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, by written request addressed to Rock Creek Pharmaceuticals, Inc., 2040 Whitfield Ave., Suite 300, Sarasota, Florida 34243, Attention: Investor Relations Department. The Annual Report on Form 10-K is not soliciting material and is not incorporated in this document by reference.

In order to obtain any documents you request from us in time for the Annual Meeting, you must request the documents from us by August 5, 2016, which is five business days prior to the date of the Annual Meeting.

You should rely only on the information contained in this document to vote your shares of common stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated July 11, 2016. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

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Appendix A

CERTIFICATE OF AMENDMENT

TO THE

TENTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ROCK CREEK PHARMACEUTICALS, INC.

Rock Creek Pharmaceuticals, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.          The original name of the Corporation was Eye Technology, Inc. and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 24, 1985, and amended and restated on June 22, 1988, May 19, 1992, September 24, 2001, December 14, 2007, December 7, 2009, December 10, 2010, December 16, 2011, December 14, 2012, December 27, 2013, June 2, 2014, and further amended on November 25, 2014 and April 10, 2015 (as amended, the “Original Certificate”).

2.          This Certificate of Amendment to the Tenth Amended and Restated Certificate of Incorporation of the Corporation (this “Amendment”) further amends the Original Certificate. The amendment of the Original Certificate herein certified has been duly adopted by the stockholders of the Corporation and the Board of Directors of the Corporation in accordance with the provisions of Sections 228 and 242 of the DGCL.

3.          Article “FOURTH” of the Original Certificate shall be and is hereby amended by adding the following paragraphs to the end thereof:

 “Reverse Stock Split. Without regard to any other provision of this Restated Certificate of Incorporation, effective at [_____] [a.m./p.m.], eastern time, on [________], 2016 (the “Split Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Split Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Split Effective Time are reclassified into a smaller number of shares such that each [fifty (50) to two hundred (200)] shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Split Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Split Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification, following the Split Effective Time, shall be entitled to receive a cash payment equal to the product of the closing sales price of the Common Stock on the OTCQB Venture Market on [___________], 2016 and the amount of the fractional share.

Each stock certificate that, immediately prior to the Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Split Effective Time shall, from and after the Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of Common Stock after the Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.”

4.         Except as specifically set forth herein, the remainder of the Original Certificate will not be amended, modified or otherwise altered.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Tenth Amended and Restated Certificate of Incorporation to be executed by the undersigned duly authorized officer of the Corporation this [___] day of [________], 2016.

ROCK CREEK PHARMACEUTICALS, INC.

By:
Name:
Title:

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Appendix B

ROCK CREEK PHARMACEUTICALS, Inc.

2016 OMNIBUS INCENTIVE PLAN

1.    Purpose, Effective Date and Definitions.

(a)  Purpose. This Rock Creek Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase stockholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides.

(b)  Effective Date. This Plan is effective as of March 30, 2016 (the “Effective Date”).

(c)  Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 18.

2.    Administration.

(a)  Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award with any vesting condition, any vesting period or any performance period if the Award is granted to a newly hired or promoted Participant, or accelerate or shorten the vesting or performance period of an Award, in connection with a Participant’s death, Disability, Retirement or termination by the Company or an Affiliate without Cause or a Change of Control.

Notwithstanding the above statement or any other provision of the Plan, once established, the Administrator shall have no discretion to increase the amount of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Administrator may decrease the amount of compensation a Participant may earn under such an Award.

(b)  Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)  No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

3.    Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

4.    Types of Awards; Assistance to Participants.

(a)  Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

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(b)  Assistance. On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

5.    Shares Reserved under this Plan.

(a)  Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of six million (6,000,000) Shares are reserved for issuance under this Plan, all of which may be issued upon the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 5(a) shall be depleted by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b)  Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to the Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares or (v) Shares are tendered to satisfy the exercise price of an Award or federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) or (v) may not be issued pursuant to incentive stock options.6.    Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (x) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares or (y) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price. To the extent permitted by the Administrator, the payment of the exercise price of the Options may also be made by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price or by any combination of such method and the methods described in the preceding sentence. Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7.    Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that a SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If a SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to a SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

8.    Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant’s death, Disability or Retirement; (d) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

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9.    Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, the performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

10.  Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, the performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

11.  Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option, Stock Appreciation Right or other “stock right” within the meaning of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject.

12.  Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein (and subject to the limitations of Section 14(e)), such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13.  Restrictions on Transfer, Encumbrance and Disposition. No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant’s legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, a Participant may transfer an Award to the extent expressly permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers otherwise made in accordance with this Section 13. Any attempted transfer not permitted by this Section 13 shall be null and void and have no legal effect. The restrictions set forth in this Section 13, and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.

14.  Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)  Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate when all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the stockholders of the Company have approved an extension of this Plan. In addition, no Award may constitute qualified performance-based compensation within the meaning of Code Section 162(m) unless, to the extent required by Code Section 162(m) for such Award to constitute qualified performance-based compensation, the material terms of the Performance Goals applicable to such Award are disclosed to and reapproved by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth (5 th) year following the year in which the stockholders previously approved the Performance Goals. (b)  Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)            the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law; and

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(ii)           stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law.

(c)          Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)            Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)           Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)          Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)  Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)  Backdating Prohibited. The Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)   Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

(g)  Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

15.  Taxes.

(a)  Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company or its Affiliate may deduct (or require an Affiliate to deduct) from any cash payments of any kind otherwise due the Participant, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then, unless restricted by the Administrator and subject to such procedures as the Administrator may specify, a Participant may satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to deliver other previously owned Shares. To the extent expressly permitted by the Administrator, a Participant may satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with an Award by having the Company or its Affiliate withhold Shares otherwise issuable under the Award or tendering back Shares received in connection with such Award. Notwithstanding anything to the contrary herein, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

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(b)  No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

16.  Adjustment Provisions; Change of Control.

(a)  Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of shares subject to this Plan (including the number and type of shares described in Sections 5(a) and (b)) and which may after the event be made the subject of Awards; (B) the number and type of shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)  Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)  Change of Control. Unless otherwise expressly provided in an Award agreement or another contract, including an employment agreement, or under the terms of a transaction constituting a Change of Control, the Administrator may provide for the acceleration of the vesting or earning and, if applicable, exercisability of any outstanding Award, or portion thereof, or the lapsing of any conditions or restrictions on or the time for payment in respect of any outstanding Award, or portion thereof, upon a Change of Control or the termination of the Participant’s employment following a Change of Control. In addition, unless otherwise expressly provided in an Award agreement or another contract, including an employment agreement, or under the terms of a transaction constituting a Change of Control, without limitation of the foregoing, the Administrator may provide that any or all of the following shall occur in connection with a Change of Control: (i) the substitution for the Shares subject to any outstanding Award, or portion thereof, of stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, in which event the aggregate purchase or exercise price, if any, of such Award, or portion thereof, shall remain the same, (ii) the conversion of any outstanding Award, or portion thereof, into a right to receive cash or other property upon or following the consummation of the Change of Control in an amount equal to the value of the consideration to be received by holders of Shares in connection with such transaction for one Share, less the per share purchase or exercise price of such Award, if any, multiplied by the number of Shares subject to such Award, or a portion thereof, (iii) acceleration of the vesting (and, as applicable, the exercisability) of any and/or all outstanding Awards, (iv) the cancellation of any outstanding and unexercised Awards upon or following the consummation of the Change of Control (without the consent of an Award holder or any person with an interest in an Award), (v) in the case of Options or SARs, the cancellation of all outstanding Options or SARs in exchange for a cash payment equal to the excess of the Change of Control Price over the exercise price of the Shares subject to such Option or SAR upon the Change of Control (or for no cash payment if such excess is zero), and/or (vi) the cancellation of any Awards in exchange for a cash payment based on the value of the Award as of the date of the Change of Control (or for no payment if the Award has no value).

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For purposes of this Section 16, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit for which the value is equal to the Fair Market Value of Shares shall be based on, the Change of Control Price. Notwithstanding anything to the contrary in this Section 16(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(d)  Application of Limits on Payments.

(i)            Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

(ii)           Procedures.

(A)  If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 16(d)(i)(B), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 16(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 16(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 16(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(B)  For purposes of this Section 16: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant’s domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes. (C) If National Tax Counsel so requests in connection with the opinion required by this Section 16(d)(ii), the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G. (D) The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 16, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm. (E) This Section 16 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 16(d) shall be cancelled without further effect.

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17.  Miscellaneous.

(a)  Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b)  Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)            a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)           a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)          a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)         a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c)  No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)  Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)  Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)   Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Delaware, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

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(g)  Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)  Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i)    Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

18.  Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:

(a)  “Administrator” means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan, the term “Administrator” shall also mean the Board or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 2(b), the term “Administrator” shall also mean such officer or officers.

(b)  “Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c)  “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Cause” means any of the following as determined by the Company: (i) with respect to Participants other than Non-Employee Directors, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written employment agreement between the Participant and the Company or its Affiliates or, if no written agreement exists, the gross dereliction of the Participant’s duties (for reasons other than the Participant’s Disability) with respect to the Company or its Affiliates; (B) the failure of the Participant to comply fully with the lawful directives of the Board or the board of directors of an Affiliate of the Company, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the Participant’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates or its management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates; or (C) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.

(f)   “Change of Control” means the first to occur of the following with respect to the Company (which, for purposes of this definition, shall be included in references to “the Company”):

(i)            Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(ii)           The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and shares of the Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares of the Stock outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

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(iii)          The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds fifty percent (50%) of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided that such a transfer effected pursuant to a spin-off or split-up where stockholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”;

(iv)         The Company dissolves and liquidates substantially all of its assets; or

(v)          At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “Change of Control” in the Award agreement issued with respect to such Award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

(g)  “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 16(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(h)  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i)    “Committee” means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who also qualify as Outside Directors to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule and to permit Awards that are otherwise eligible to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify.

(j)    “Company” means Rock Creek Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

(k)  “Director” means a member of the Board; “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries; and “Outside Director” means a Director who qualifies as an outside director within the meaning of Code Section 162(m).

(l)    “Disability” means disability as defined in the Company’s long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(m) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.

(n)  “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o)  “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion, will be used. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(p)  “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.

(q)  “Option” means the right to purchase Shares at a stated price for a specified period of time.

(r)   “Participant” means an individual selected by the Administrator to receive an Award.

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(s)   “Performance Goals” means any goals the Administrator establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: book value; revenue; cash flow; total stockholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; combined ratio; loss ratio, net plus the expense ratio; customer satisfaction; customer retention; customer loyalty; strategic business criteria based on meeting specified revenue goals; market penetration goals; regulatory milestone goals; development milestone goals; investment performance goals; business expansion goals or cost targets; accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; profit returns and margins; financial return ratios; market performance and/or goals or returns or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Administrator, will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions, dispositions or recapitalizations; (vii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; and (viii) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report. With respect to any Award intended to qualify as performance-based compensation under Code Section 162(m), such exclusions shall be made only to the extent consistent with Code Section 162(m). To the extent consistent with Code Section 162(m), the Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any Award intended to qualify as performance-based compensation under Code Section 162(m), such adjustment may be made only to the extent consistent with Code Section 162(m). Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of Awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.

(t)    “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(u)  “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(v)  “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(w) “Plan” means this Rock Creek Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan, as may be amended from time to time.

(x)  “Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(y)  “Restricted Stock Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(z)   “Retirement” means termination of employment or service with the Company and its Affiliates on or after the date the Participant has both attained age sixty (60) and completed ten (10) years of service with the Company and its Affiliates.

(aa)        “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(bb)        “Share” means a share of Stock.

(cc)        “Stock” means the Common Stock, par value $0.0001, of the Company.

(dd)        “Stock Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ee)        “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

* * *

48

ROCK CREEK PHARMACEUTICALS, INC.
2040 WHITEFIELD AVENUE, SUITE 300
SARASOTA, FL 34243

VOTE BY INTERNET
Before The Meeting – Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to **www.virtualshareholdermeeting.com/RCPI2015**. You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M83224-P61548 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROCK CREEK PHARMACEUTICALS, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	
1. Election of Directors				______________________

Nominees:

01) Michael John Mullan.
02) Robert W. Scannell
03) Lee M. Canaan

Please sign exactly as your name(s) hereon. When signing as attorney, executor, Administrator, or other fiduciary, please give full title as such. Joint owners should each Sign personally. All holders must sign. If a corporation or partnership, please sign in full Corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M83225-P61548

ROCK CREEK PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
August 12, 2016 at 11:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael John Mullan and William L. McMahon, or either of them, as proxies, each with a power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ROCK CREEK PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EST on Friday, August 12, 2016 at the Hyatt Place – Sarasota/Bradenton Airport, 950 University Parkway, Sarasota, Florida 34234, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on the reverse side